Kayne Anderson

Energy Infrastructure Fund, Inc.

KYN Quarterly Report

February 28, 2021

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy infrastructure company industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

All investments in securities involve risks, including the possible loss of principal. The value of an investment in the Company could be volatile, and you could suffer losses of some or a substantial portion of the amount invested. The Company’s concentration of investments in energy infrastructure companies subjects it to the risks of midstream, renewable infrastructure and utility entities and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in distribution rates, which increases a stockholder’s risk of loss.

Performance data quoted in this report represent past performance and are for the stated time period only. Past performance is not a guarantee of future results. Current performance may be lower or higher than that shown based on market fluctuations from the end of the reported period.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

ADOPTION OF AN OPTIONAL DELIVERY METHOD FOR SHAREHOLDER REPORTS

Rule 30e-3 Notice

Paper copies of Kayne Anderson Energy Infrastructure Fund, Inc.’s (the “Company”) annual and semi-annual shareholder reports are no longer being sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Company’s website (www.kaynefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive paper copies of shareholder reports and other communications from the Company anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Company at 1-877-657-3863. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held directly with KA Fund Advisors, LLC.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

LETTER TO STOCKHOLDERS

April 23, 2021

Dear Fellow Stockholders:

As we have said in our past several updates, we hope this letter finds you and your families healthy and safe. After more than a year, it appears the worst of the pandemic is finally behind us in the United States. We are optimistic about the prospects for the domestic economy and a gradual return to a more normal lifestyle over the next twelve months. That said, we do not want to minimize the suffering and tragic loss of life inflicted by this global health crisis, nor do we want to ignore the fact that many parts of the world are still struggling to control the spread of COVID-19. While we expect a continuation of the recovery in global economic activity during 2021, we also believe it will likely be accompanied by relatively high volatility as financial markets digest a steady flow of new — and sometimes conflicting — data about the pandemic response, fiscal & monetary policies, global trade, and inflation.

This letter focuses on market conditions and KYN’s strong performance thus far during fiscal 2021. During the first five months of the new fiscal year, we have seen several policy initiatives from the Biden administration promoting investment in infrastructure, with particular emphasis on the Energy Transition. These initiatives should foster even greater development of domestic renewable energy. We are also optimistic that policies ultimately supported by congress and the administration will acknowledge the important role of traditional energy sources in bridging us to a lower carbon future. We think this is a positive backdrop for KYN, as its portfolio is well positioned to capitalize on the growing enthusiasm for Energy Transition as well as a continued recovery in traditional midstream energy companies.

Market Conditions

While the broader market experienced bouts of volatility during the first three months of fiscal 2021, the S&P 500 ended the quarter up 5.6%1 and has continued to set record highs during March and April. In our opinion, market optimism is certainly warranted given the recovery from the pandemic, supportive monetary policies, and record fiscal stimulus. Domestic GDP is projected to grow in 2021 at the fastest rate since the 1980s as a result. That said, we also see signs of potential asset bubbles and excess risk appetite by certain market participants. Rapid increases in prices for cryptocurrencies, short squeezes of illiquid stocks, and stunning amounts of capital raised in initial public offerings for SPACs are a few examples. Interest rates have also risen dramatically over the past five months, and many expect rates to rise further as the market weighs the need to finance greater government deficits as well as the potential for inflation to ratchet higher.

We are watching this unfold with a mix of enthusiasm and caution. We believe the Biden administration’s support for record stimulus spending and the Federal Reserve’s willingness to tolerate a temporary surge in inflation should disproportionately benefit the energy sector as industrial activity and travel rebound. Against that backdrop, we expect that value stocks, including companies in the energy and infrastructure sectors, will continue to attract investors away from technology and other growth stocks in coming quarters. For the reasons mentioned above, however, we would not be surprised to see a temporary correction in the broader equity markets, even in the midst of very strong economic recovery and record growth rates in corporate earnings. The potential for rising interest rates could also be a material headwind for the broader market and valuations for growth equities, but we believe this is a very manageable risk for KYN’s portfolio.

[1]	Performance metrics in this letter represent total returns unless specifically noted otherwise.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

LETTER TO STOCKHOLDERS

Regarding the sectors in which KYN invests, it was a divergent start to fiscal 2021 for midstream, utilities, and renewable infrastructure equities. The quarter was exceptionally strong for the midstream sector, with the Alerian Midstream Energy Index (AMNA) outperforming the S&P 500 by approximately 700 basis points. Since the end of KYN’s fiscal first quarter, this sector has continued to trade well, with the AMNA now up more than 23% this fiscal year. Utilities traded off during the quarter, with the PHLX Utility Index (UTY) down 6.1%, lagging the broader market as investors expressed a preference for stocks in sectors more levered to an economic recovery versus defensive sectors. Utilities have since rebounded, and the UTY is now up 7.7% in fiscal 2021. Finally, the renewable infrastructure sector was roughly flat for the quarter (up 1%)2. This does not tell the whole story, however, as renewable infrastructure equities were very strong in the first five weeks of the quarter (up 13.5%), only to give back all those gains in January and February. Rising interest rates and a market rotation from growth into value negatively impacted performance during that period, but performance has stabilized in recent weeks, and the sector is currently up 8.4% for the fiscal year. We would note that the fundamentals driving performance in each of these subsectors is distinct and complementary to KYN’s overall performance. Midstream companies have transitioned to harvesting cash flow and returning more cash to shareholders while utilities offer stable, regulated base businesses with the opportunity to invest incrementally in Energy Transition projects. Renewable infrastructure companies add high growth to the mix in businesses supported by the macro tailwinds of Energy Transition and electrification.

Crude oil and related energy commodities have also rallied dramatically over the past four months. WTI is now trading above $60 per barrel, up 50% from mid-November levels on the prospects for rebounding demand. Another important contributor to the rally was the surprise move by Saudi Arabia to invoke incremental production cuts in an effort to reduce excess global crude inventories more quickly. These unanticipated cuts altered the market narrative, which had been focused on concerns about production ramping up too quickly. Meanwhile, we are encouraged that North American producers have continued to be highly disciplined with respect to keeping 2021 capital expenditure plans intact, resisting the urge to ramp spending in the face of higher short-term prices. We are cautiously optimistic that the larger public upstream companies will continue on the path of de-levering and modest production growth through 2022, which will allow curtailed OPEC volumes to return as demand rebounds. In our opinion, this would create a very healthy environment for the midstream sector as volumes begin to grow modestly, prices stabilize, and upstream companies exit this period with much stronger balance sheets. It is worth noting that some forecasters are now predicting that crude oil prices could trade much higher this year (perhaps approaching $80 per barrel). We certainly acknowledge this possibility depending upon how fast demand recovers, but our long-term view of crude prices is still firmly anchored around $60 per barrel, a constructive level for all of the energy infrastructure sectors in which we invest.

KYN’s Portfolio and Performance

Midstream energy equities represent roughly 74% of KYN’s portfolio and these holdings are biased towards the larger, diversified midstream companies. We believe these companies are best positioned to enjoy the benefits of increasing discretionary free cash flow but are also resilient businesses with strong balance sheets capable of weathering unforeseen economic headwinds. The remaining 26% of our portfolio is invested in high quality utilities, renewable infrastructure, and credit/preferred securities. We are pleased with the diversification benefits of this allocation, in addition to the enhanced liquidity of

[2]	Based on a composite total return for 39 domestic and international renewable infrastructure companies (calculated on a market-cap weighted basis).

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

LETTER TO STOCKHOLDERS

our total portfolio, which was accomplished by rotating out of several smaller, less liquid midstream energy equities into more liquid utility and renewable infrastructure names over the past several quarters.

While our focus is primarily on long-term, risk-adjusted returns, we believe KYN’s performance since the start of the fiscal year reflects the benefits of our diversified portfolio of energy infrastructure investments. As of April 23rd, KYN’s Net Asset Return since the start of our fiscal year was 29.1%3, and KYN’s Market Return was 30.5%4. We believe our current sector allocations provide a nice balance of diversity and upside exposure to the improving economy over the next several quarters. Our use of leverage at KYN will also continue to have a conservative bias with a target leverage to total asset ratio of 25% to 30%.

We encourage investors to visit our website at www.kaynefunds.com for more information about the Company, including the podcasts posted within the “Insights” page that discuss performance and key industry trends. We plan to host a virtual investor presentation during May, which will provide a more in-depth discussion of our outlook for the Company and the energy infrastructure sectors in which we invest. Once the details of this event are finalized, we will issue a press release and post the information on our website. We appreciate your investment in KYN and look forward to providing future updates.

KA Fund Advisors, LLC

[3]	Net Asset Return is defined as the change in net asset value per share plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment plan).
[4]	Market Return is defined as the change in share price plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment plan).

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company” or “KYN”) is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to provide a high after-tax total return with an emphasis on making cash distributions to stockholders. We intend to achieve our investment objective by investing at least 80% of our total assets in the securities of Energy Infrastructure Companies. Please refer to the Glossary of Key Terms for the meaning of capitalized terms not otherwise defined herein.

As of February 28, 2021, we had total assets of $1.4 billion, net assets applicable to our common stockholders of $988 million (net asset value of $7.82 per share), and 126.4 million shares of common stock outstanding.

Our Top Ten Portfolio Investments

Listed below are our top ten portfolio investments by issuer as of February 28, 2021.

Holding		Category	Amount ($ in millions)	Percent of Long-Term Investments
1.	MPLX LP(1)	Midstream Energy Company	$160.1	12.2%
2.	Enterprise Products Partners L.P.(1)	Midstream Energy Company	141.2	10.7
3.	Targa Resources Corp.	Midstream Energy Company	104.8	8.0
4.	Energy Transfer LP	Midstream Energy Company	103.2	7.8
5.	The Williams Companies, Inc.	Midstream Energy Company	94.7	7.2
6.	Western Midstream Partners, LP	Midstream Energy Company	78.0	5.9
7.	Plains All American Pipeline, L.P.(2)	Midstream Energy Company	64.6	4.9
8.	Magellan Midstream Partners, L.P.	Midstream Energy Company	49.5	3.8
9.	ONEOK, Inc.	Midstream Energy Company	46.9	3.6
10.	Shell Midstream Partners, L.P	Midstream Energy Company	33.9	2.6

			$876.9	66.7%

(1)	Includes our ownership of common and preferred units.

(2)	Includes our ownership of Plains All American Pipeline, L.P. (“PAA”) and Plains AAP, L.P. (“PAGP-AAP”).

Results of Operations — For the Three Months Ended February 28, 2021

Investment Income.    Investment income totaled $5.7 million for the quarter. We received $23.6 million of dividends and distributions, of which $17.6 million was treated as return of capital and $0.3 million was treated as distributions in excess of cost basis. Interest income was less than $0.01 million.

Operating Expenses.    Operating expenses totaled $8.4 million, including $4.2 million of net investment management fees, $2.3 million of interest expense, $1.3 million of preferred stock distributions and $0.6 million of other operating expenses. Interest expense includes $0.4 million of non-cash amortization of debt issuance costs. Preferred stock distributions include $0.1 million of non-cash amortization.

Net Investment Loss.    Our net investment loss totaled $2.7 million and a deferred tax benefit of less than $0.01 million.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Realized Losses.    We had net realized losses from our investments of $16.9 million, consisting of realized losses from long term investments of $17.0 million and a deferred tax benefit of $0.1 million.

Net Change in Unrealized Gains.    We had a net increase in our unrealized gains of $154.1 million. The net change consisted of a $154.7 million increase in unrealized gains on investments, $0.1 million of unrealized gains from option activities and a deferred tax expense of $0.7 million.

Net Increase in Net Assets Resulting from Operations.    As a result of the above, we had a net increase in net assets resulting from operations of $134.5 million.

Distributions to Common Stockholders

Net distributable income (“NDI”) is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is one of several items considered by our Board of Directors in setting our distribution to common stockholders. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended February 28, 2021
Distributions and Other Income from Investments
Dividends and Distributions	$23.6
Net Premiums Received from Call Options Written	0.3

Total Distributions and Other Income from Investments	23.9
Expenses
Net Investment Management Fee	(4.2)
Other Expenses	(0.6)
Interest Expense	(2.0)
Preferred Stock Distributions	(1.2)

Net Distributable Income (NDI)	$15.9

Weighted Shares Outstanding	126.4

NDI per Weighted Share Outstanding	$0.126

Adjusted NDI per Weighted Share Outstanding(1)	$0.129

(1)

Adjusted NDI includes distributions from Atlantica Sustainable Infrastructure plc and Rattler Midstream LP attributable to the first quarter of fiscal 2021 with ex-dividend dates in March 2021, which were after our quarter end ($0.4 million).

On March 9, 2021, KYN declared a quarterly distribution of $0.15 per common share for the first quarter, which was paid on March 31, 2021. Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants on our debt agreements and terms of our preferred stock.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

A significant portion of the cash distributions received from our investments is characterized as return of capital. For GAAP purposes, return of capital distributions are excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions received from our investments that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs, premiums on newly issued debt and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

For GAAP purposes, offering costs incurred related to the issuance of common stock reduce paid-in capital when stock is issued. Certain costs related to registration statements or shelf offerings may be written off once the registration statement or prospectus’ usefulness has expired. The non-cash amortization or write-off of these offering costs is included in operating expense for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of senior unsecured notes (“Notes”) and mandatory redeemable preferred stock (“MRP Shares”). The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains (losses) section of the Statement of Operations in the period in which the termination payments were incurred.

Liquidity and Capital Resources

At February 28, 2021, we had total leverage outstanding of $390 million, which represented 28% of total assets. Total leverage was comprised of $173 million of Notes, $90 million of borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”) and $127 million of MRP Shares. At such date we had $2 million of cash. As of April 23, 2021, we had $141 million of borrowings outstanding under our Credit Facility and we had $1 million of cash.

On February 8, 2021, we entered into a $170 million Credit Facility. The Credit Facility matures on February 25, 2022, and replaces our $225 million unsecured revolving credit facility that was scheduled to mature on February 8, 2021. The interest rate on borrowings under the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 2.15%, depending on our asset coverage ratios. We pay a fee of 0.20% per annum on any unused amounts of the Credit Facility.

As of February 28, 2021, we had $173 million of Notes outstanding that mature between 2021 and 2025. As of February 28, 2021, we had $127 million of MRP Shares outstanding that are subject to mandatory redemption between 2021 and 2030. On March 17, 2021, we redeemed all $12 million of our Series EE Notes at par value (originally scheduled to mature on April 16, 2021). On April 5, 2021, we redeemed all $5 million of our Series BB Notes at par value (originally scheduled to mature on May 3, 2021). We have $16 million of additional Notes and $25 million of MRP Shares that are scheduled to mature in fiscal 2021. On April 27, 2021, we announced that we reached a conditional agreement with

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

institutional investors for the private placement of $70 million of new Notes. This private placement is scheduled to close on or about May 11, 2021. We expect to refinance our 2021 maturities with borrowings under our Credit Facility or with proceeds from the announced private placement of Notes.

At February 28, 2021, our asset coverage ratios under the Investment Company Act of 1940, as amended (“1940 Act”), were 524% for debt and 353% for total leverage (debt plus preferred stock).

Our target asset coverage ratio with respect to our debt is 460% and our target total leverage asset coverage ratio is 345%. At times we may be above or below these targets depending on market conditions as well as certain other factors.

As of February 28, 2021, our total leverage consisted 77% of fixed rate obligations and 23% of floating rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.09%.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2021

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 133.0%
Equity Investments(1) — 133.0%
Midstream Energy Company(2) — 109.4%
BP Midstream Partners LP	1,867	$21,306
Cheniere Energy, Inc.(3)	249	16,800
Cheniere Energy Partners, L.P.	117	4,633
DCP Midstream, LP	500	10,923
Enbridge Inc.(4)	565	19,096
Energy Transfer LP	13,505	103,177
Enterprise Products Partners L.P.	6,015	128,250
Enterprise Products Partners L.P. — Convertible Preferred Units(5)(6)(7)	13	12,971
Equitrans Midstream Corporation	226	1,636
Equitrans Midstream Corporation — Convertible Preferred Shares(5)(6)(8)	1,188	21,579
Kinder Morgan, Inc.	2,019	29,672
Magellan Midstream Partners, L.P.	1,187	49,468
MPLX LP	3,382	80,514
MPLX LP — Convertible Preferred Units(5)(6)(9)	2,255	79,593
ONEOK, Inc.	1,058	46,878
Pembina Pipeline Corporation(4)	255	6,474
Phillips 66 Partners LP	944	25,174
Plains All American Pipeline, L.P.(10)	5,995	50,598
Plains GP Holdings, L.P. — Plains AAP, L.P.(6)(10)(11)	1,622	13,984
Rattler Midstream LP	631	6,938
Shell Midstream Partners, L.P.	3,100	33,949
Targa Resources Corp.(12)	3,388	104,785
TC Energy Corporation(4)(13)	454	19,028
TC PipeLines, LP(13)	710	20,676
The Williams Companies, Inc.(12)	4,147	94,722
Western Midstream Partners, LP(12)	4,693	78,037

		1,080,861

Utility Company(2) — 12.1%
Algonquin Power & Utilities Corp.(4)	872	13,486
Avangrid, Inc.	76	3,460
Dominion Energy, Inc.	168	11,450
Duke Energy Corporation	90	7,737
EDP — Energias de Portugal, S.A.(4)	1,573	9,071
Enel — Società per Azioni(4)	698	6,621
Eversource Energy	65	5,182
Iberdrola, S.A.(4)	514	6,480
NextEra Energy, Inc.	200	14,725
Sempra Energy	152	17,641
SSE plc(4)	349	6,489
TransAlta Corporation(4)	743	6,526
Xcel Energy Inc.	189	11,068

		119,936

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2021

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Renewable Infrastructure Company(2) — 11.5%
Atlantica Sustainable Infrastructure plc(4)	758	$27,404
Brookfield Renewable Partners L.P.(4)	483	20,400
Clearway Energy, Inc., Class A	111	2,911
Clearway Energy, Inc., Class C	230	6,316
Enviva Partners, LP	385	20,396
Innergex Renewable Energy Inc.(4)	108	2,058
NextEra Energy Partners, LP	269	19,548
Northland Power Inc.(4)	198	6,595
Orsted A/S(4)	24	3,843
TransAlta Renewables Inc.(4)	258	4,109

		113,580

Total Long-Term Investments — 133.3% (Cost — $1,587,054)		1,314,377

	Strike Price	Expiration Date	No. of Contracts	Notional Amount(14)	Value
Liabilities
Call Option Contracts Written(3)
Midstream Energy Company
Targa Resources Corp.	$35.00	3/19/21	1,100	$3,402	$(22)
Targa Resources Corp.	36.00	3/19/21	750	2,320	(8)
The Williams Companies, Inc.	23.00	3/19/21	1,500	3,426	(93)
Western Midstream Partners, LP	18.00	3/19/21	1,000	1,663	(34)

Total Call Option Contracts Written (Premiums Received — $261)					(157)

Debt					(263,260)
Mandatory Redeemable Preferred Stock at Liquidation Value					(127,005)
Current Income Tax Receivable, net					65,945
Deferred Income Tax Liability, net					(575)
Other Liabilities in Excess of Other Assets					(882)

Net Assets Applicable to Common Stockholders					$988,443

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Refer to “Glossary of Key Terms” for definitions of Midstream Energy Company, Renewable Infrastructure Company and Utility Company.

(3)	Security is non-income producing.

(4)	Foreign security.

(5)	Fair valued on a recurring basis using significant unobservable inputs (Level 3). See Notes 2 and 3 in Notes to Financial Statements.

(6)

The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of February 28, 2021, the aggregate value of restricted securities held by the Company was $128,127 (9.3% of total assets), which included $13,984 of Level 2 securities and $114,143 of Level 3 securities. See Note 7 — Restricted Securities.

(7)

On September 30, 2020, the Company purchased Series A Cumulative Convertible Preferred Units (“EPD Convertible Preferred Units”) from Enterprise Products Partners, L.P. (“EPD”). The EPD Convertible Preferred Units are senior to the common units in terms of liquidation

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2021

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

preference and priority of distributions, and pay a distribution of 7.25% per annum. The EPD Convertible Preferred Units are convertible into EPD common units at anytime after September 29, 2025 at the liquidation preference amount divided by 92.5% of the 5-day volume weighted average price of EPD’s common units at such time.

(8)

The Equitrans Midstream Corporation (“ETRN”) Convertible Preferred Shares are convertible on a one-for-one basis into common shares of ETRN after April 10, 2021. The ETRN Convertible Preferred Shares pay quarterly cash distributions based on an annual rate of (a) 9.75% through March 31, 2024 and (b) the greater of (i) 10.5% or (ii) LIBOR plus 8.15% thereafter.

(9)

Series A Convertible Preferred Units (“MPLX Convertible Preferred Units”) are convertible on a one-for-one basis into common units of MPLX LP and are senior to the common units in terms of liquidation preference and priority of distributions. As of February 28, 2021, the MPLX Convertible Preferred Units pay a quarterly distribution of $0.6875 per unit.

(10)	The Company believes that it is an affiliate of Plains AAP, L.P. (“PAGP-AAP”) and Plains All American Pipeline, L.P. (“PAA”). See Note 5 — Agreements and Affiliations.

(11)

The Company’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or PAA units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of February 28, 2021, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 7 — Restricted Securities.

(12)	Security or a portion thereof is segregated as collateral on option contracts written.

(13)

On March 3, 2021, TC Energy Corporation (“TRP”) and TC Pipelines, LP (“TCP”) completed their previously announced stock-for-unit merger. TCP unitholders received 0.70 TRP common shares for each TCP common unit held.

(14)

The notional amount of call option contracts written is the product of (a) the number of contracts written, (b) 100 (each contract entitles the option holder to 100 units/shares) and (c) the market price of the underlying security as of February 28, 2021.

At February 28, 2021, the Company’s geographic allocation was as follows:

Geographic Location	% of Long-Term Investments
United States	88.0%
Canada	7.4%
Europe/U.K.	4.6%

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 2021

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $1,481,382)	$1,249,795
Affiliated (Cost — $105,672)	64,582
Cash	1,921
Deposits with brokers	339
Interest, dividends and distributions receivable (Cost — $1,131)	1,134
Current income tax receivable, net	65,945
Deferred credit facility offering costs and other assets	1,045

Total Assets	1,384,761

LIABILITIES
Investment management fee payable	4,164
Accrued directors’ fees	160
Call option contracts written (Premiums received — $261)	157
Accrued expenses and other liabilities	3,033
Deferred income tax liability, net	575
Credit facility	90,000
Notes	173,260
Unamortized notes issuance costs	(553)
Mandatory redeemable preferred stock, $25.00 liquidation value per share (5,080,208 shares issued and outstanding)	127,005
Unamortized mandatory redeemable preferred stock issuance costs	(1,483)

Total Liabilities	396,318

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$988,443

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (126,447,554 shares issued and outstanding, 194,919,792 shares authorized)	$126
Paid-in capital	1,880,529
Total distributable earnings (loss)	(892,212)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$988,443

NET ASSET VALUE PER COMMON SHARE	$7.82

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED FEBRUARY 28, 2021

(amounts in 000’s)

(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$22,266
Affiliated investments	1,371

Total dividends and distributions (after foreign taxes withheld of $226)	23,637
Return of capital	(17,619)
Distributions in excess of cost basis	(356)

Net dividends and distributions	5,662

Interest income	4

Total Investment Income	5,666

Expenses
Investment management fees — before fee waiver	4,216
Administration fees	162
Directors’ fees	161
Professional fees	119
Reports to stockholders	70
Insurance	48
Stock exchange listing fees	34
Custodian fees	15
Other expenses	38

Total Expenses — before fee waiver, interest expense, preferred distributions and taxes	4,863
Investment management fee waiver	(52)
Interest expense including amortization of offering costs	2,327
Distributions on mandatory redeemable preferred stock including amortization of offering costs	1,289

Total Expenses — before taxes	8,427

Net Investment Loss — Before Taxes	(2,761)
Deferred income tax benefit	8

Net Investment Loss	(2,753)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	(17,092)
Investments — affiliated	356
Foreign currency transactions	(224)
Deferred income tax benefit	71

Net Realized Losses	(16,889)

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	149,649
Investments — affiliated	5,034
Foreign currency translations	(1)
Options	104
Deferred income tax (expense)	(648)

Net Change in Unrealized Gains	154,138

Net Realized and Unrealized Gains	137,249

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$134,496

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Three Months Ended February 28, 2021 (Unaudited)		For the Fiscal Year Ended November 30, 2020
OPERATIONS
Net investment loss, net of tax(1)	$(2,753)		$(42,691)
Net realized losses, net of tax	(16,889)		(219,895)
Net change in unrealized gains (losses), net of tax	154,138		(522,298)

Net Increase (Decrease) in Net Assets Resulting from Operations	134,496		(784,884)

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	—	(2)	—
Distributions — return of capital	(18,967	)(2)	(98,589)

Dividends and Distributions to Common Stockholders	(18,967)		(98,589)

CAPITAL STOCK TRANSACTIONS
Issuance of 110,440 shares of common stock from reinvestment of dividends and distributions	—		1,171

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	115,529		(882,302)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	872,914		1,755,216

End of period	$988,443		$872,914

(1)

Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies.

(2)

The characterization of the distributions paid to common stockholders for the three months ended February 28, 2021 as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

STATEMENT OF CASH FLOWS

FOR THE THREE MONTHS ENDED FEBRUARY 28, 2021

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$134,496
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	17,619
Distributions in excess of cost basis	356
Net realized losses (excluding foreign currency transactions)	16,736
Net change in unrealized gains (excluding foreign currency translations)	(154,787)
Purchase of long-term investments	(97,818)
Proceeds from sale of long-term investments	86,873
Increase in deposits with brokers	(82)
Decrease in receivable for securities sold	732
Increase in dividends and distributions receivable	(271)
Decrease in current income tax receivable	977
Amortization of deferred debt offering costs	356
Amortization of mandatory redeemable preferred stock offering costs	110
Decrease in other assets	45
Decrease in payable for securities purchased	(1,348)
Increase in investment management fee payable	251
Decrease in accrued directors’ fees	(2)
Increase in premiums received on call option contracts written	261
Decrease in accrued expenses and other liabilities	(1,883)
Increase in deferred income tax liability	575

Net Cash Provided by Operating Activities	3,196

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in borrowings under credit facility	28,000
Costs associated with renewal of credit facility	(851)
Redemption of mandatory redeemable preferred stock	(9,628)
Cash distributions paid to common stockholders	(18,967)

Net Cash Used in Financing Activities	(1,446)

NET CHANGE IN CASH	1,750
CASH — BEGINNING OF PERIOD	171

CASH — END OF PERIOD	$1,921

Supplemental disclosure of cash flow information:

During the three months ended February 28, 2021, interest paid related to debt obligations were $3,528 and income tax refunds received were $983 (net of payments made).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Three Months Ended February 28, 2021 (Unaudited)		For the Fiscal Year Ended November 30,
			2020	2019	2018
Per Share of Common Stock(1)
Net asset value, beginning of period	$6.90		$13.89	$16.37	$15.90
Net investment income (loss)(2)	(0.02)		(0.34)	(0.26)	(0.45)
Net realized and unrealized gain (loss)	1.09		(5.87)	(0.75)	2.74

Total income (loss) from operations	1.07		(6.21)	(1.01)	2.29

Common dividends(3)	—		—	—	(1.80)
Common distributions — return of capital(3)	(0.15)		(0.78)	(1.47)	—

Total dividends and distributions — common	(0.15)		(0.78)	(1.47)	(1.80)

Offering expenses associated with the issuance of common stock	—		—	—	(0.01	)(4)
Effect of issuance of common stock	—		—	—	—
Effect of shares issued in reinvestment of distributions	—		—	—	(0.01)

Total capital stock transactions	—		—	—	(0.02)

Net asset value, end of period	$7.82		$6.90	$13.89	$16.37

Market value per share of common stock, end of period	$6.87		$5.89	$12.55	$15.85

Total investment return based on common stock market value(5)	19.7	%(6)	(47.3)%	(12.4)%	14.8%
Total investment return based on net asset value(7)	16.3	%(6)	(44.3)%	(6.1)%	14.2%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$988,443		$872,914	$1,755,216	$2,066,269
Ratio of expenses to average net assets
Management fees (net of fee waiver)	1.8%		2.3%	2.3%	2.3%
Other expenses	0.3		0.3	0.1	0.2

Subtotal	2.1		2.6	2.4	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.6		3.6	2.1	1.9
Income tax expense(9)	0.1	(6)	—	—	—

Total expenses	3.8%		6.2%	4.5%	4.4%

Ratio of net investment income (loss) to average net assets(2)	(1.2)%		(4.0)%	(1.6)%	(2.5)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	14.6	%(6)	(73.8)%	(6.3)%	10.8%
Portfolio turnover rate	6.9	%(6)	22.3%	22.0%	25.8%
Average net assets	$922,465		$1,063,404	$2,032,591	$2,127,407
Notes outstanding, end of period(10)	$173,260		$173,260	$596,000	$716,000
Borrowings under credit facilities, end of period(10)	$90,000		$62,000	$35,000	$39,000
Term loan outstanding, end of period(10)	$—		$—	$60,000	$60,000
Mandatory redeemable preferred stock, end of period(10)	$127,005		$136,633	$317,000	$317,000
Average shares of common stock outstanding	126,447,554		126,420,698	126,326,087	118,725,060
Asset coverage of total debt(11)	523.7%		529.1%	399.9%	392.4%
Asset coverage of total leverage (debt and preferred stock)(12)	353.3%		334.7%	274.1%	282.5%
Average amount of borrowings per share of common stock during the period(1)	$2.18		$2.88	$6.09	$6.52

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2017	2016	2015	2014
Per Share of Common Stock(1)
Net asset value, beginning of period	$19.18	$19.20	$36.71	$34.30
Net investment income (loss)(2)	(0.45)	(0.61)	(0.53)	(0.76)
Net realized and unrealized gain (loss)	(0.92)	2.80	(14.39)	5.64

Total income (loss) from operations	(1.37)	2.19	(14.92)	4.88

Common dividends(3)	(0.53)	—	(2.15)	(2.28)
Common distributions — return of capital(3)	(1.37)	(2.20)	(0.48)	(0.25)

Total dividends and distributions — common	(1.90)	(2.20)	(2.63)	(2.53)

Offering expenses associated with the issuance of common stock	—	—	—	—
Effect of issuance of common stock	—	—	0.03	0.06
Effect of shares issued in reinvestment of distributions	(0.01)	(0.01)	0.01	—

Total capital stock transactions	(0.01)	(0.01)	0.04	0.06

Net asset value, end of period	$15.90	$19.18	$19.20	$36.71

Market value per share of common stock, end of period	$15.32	$19.72	$18.23	$38.14

Total investment return based on common stock market value(5)	(13.8)%	24.1%	(47.7)%	9.9%
Total investment return based on net asset value(7)	(8.0)%	14.6%	(42.8)%	14.8%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$1,826,173	$2,180,781	$2,141,602	$4,026,822
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.5%	2.5%	2.6%	2.4%
Other expenses	0.1	0.2	0.1	0.1

Subtotal	2.6	2.7	2.7	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.0	2.8	2.4	1.8
Income tax expense(9)	—	7.9	—	8.3

Total expenses	4.6%	13.4%	5.1%	12.6%

Ratio of net investment income (loss) to average net assets(2)	(2.4)%	(3.4)%	(1.8)%	(2.0)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(7.5)%	12.5%	(51.7)%	13.2%
Portfolio turnover rate	17.6%	14.5%	17.1%	17.6%
Average net assets	$2,128,965	$2,031,206	$3,195,445	$3,967,458
Notes outstanding, end of period(10)	$747,000	$767,000	$1,031,000	$1,435,000
Borrowings under credit facilities, end of period(10)	$—	$43,000	$—	$51,000
Term loan outstanding, end of period(10)	$—	$—	$—	$—
Mandatory redeemable preferred stock, end of period(10)	$292,000	$300,000	$464,000	$524,000
Average shares of common stock outstanding	114,292,056	112,967,480	110,809,350	107,305,514
Asset coverage of total debt(11)	383.6%	406.3%	352.7%	406.2%
Asset coverage of total leverage (debt and preferred stock)(12)	275.8%	296.5%	243.3%	300.3%
Average amount of borrowings per share of common stock during the period(1)	$7.03	$7.06	$11.95	$13.23

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2013	2012	2011
Per Share of Common Stock(1)
Net asset value, beginning of period	$28.51	$27.01	$26.67
Net investment income (loss)(2)	(0.73)	(0.71)	(0.69)
Net realized and unrealized gain (loss)	8.72	4.27	2.91

Total income (loss) from operations	7.99	3.56	2.22

Common dividends(3)	(1.54)	(1.54)	(1.26)
Common distributions — return of capital(3)	(0.75)	(0.55)	(0.72)

Total dividends and distributions — common	(2.29)	(2.09)	(1.98)

Offering expenses associated with the issuance of common stock	—	—	—
Effect of issuance of common stock	0.09	0.02	0.09
Effect of shares issued in reinvestment of distributions	—	0.01	0.01

Total capital stock transactions	0.09	0.03	0.10

Net asset value, end of period	$34.30	$28.51	$27.01

Market value per share of common stock, end of period	$37.23	$31.13	$28.03

Total investment return based on common stock market value(5)	28.2%	19.3%	5.6%
Total investment return based on net asset value(7)	29.0%	13.4%	8.7%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$3,443,916	$2,520,821	$2,029,603
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.4%	2.4%
Other expenses	0.1	0.2	0.2

Subtotal	2.5	2.6	2.6
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.1	2.4	2.3
Income tax expense(9)	14.4	7.2	4.8

Total expenses	19.0%	12.2%	9.7%

Ratio of net investment income (loss) to average net assets(2)	(2.3)%	(2.5)%	(2.5)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	24.3%	11.6%	7.7%
Portfolio turnover rate	21.2%	20.4%	22.3%
Average net assets	$3,027,563	$2,346,249	$1,971,469
Notes outstanding, end of period(10)	$1,175,000	$890,000	$775,000
Borrowings under credit facilities, end of period(10)	$69,000	$19,000	$—
Term loan outstanding, end of period(10)	$—	$—	$—
Mandatory redeemable preferred stock, end of period(10)	$449,000	$374,000	$260,000
Average shares of common stock outstanding	94,658,194	82,809,687	72,661,162
Asset coverage of total debt(11)	412.9%	418.5%	395.4%
Asset coverage of total leverage (debt and preferred stock)(12)	303.4%	296.5%	296.1%
Average amount of borrowings per share of common stock during the period(1)	$11.70	$10.80	$10.09

(1)	Based on average shares of common stock outstanding.

(2)

Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)

The characterization of the distributions paid for the three months ended February 28, 2021 is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ from this preliminary estimate. The information presented for each of the other periods is a characterization of the total distributions paid to common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)	Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Development Company.

(5)

Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)	Not annualized.

(7)

Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(8)	Unless otherwise noted, ratios are annualized.

(9)

For the fiscal years ended November 30, 2020, 2019, 2018, 2017 and 2015, the Company reported an income tax benefit of $190,326 (17.9% of average net assets), $43,357 (2.1% of average net assets), $175,827 (8.3% of average net assets), $86,746 (4.1% of average net assets) and $980,647 (30.7% of average net assets), respectively. The income tax expense is assumed to be 0% because the Company reported a net deferred income tax benefit during the period.

(10)	Principal/liquidation value.

(11)

Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%.

(12)

Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.	Organization

Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company” or “KYN”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return with an emphasis on making cash distributions to shareholders. The Company intends to achieve this objective by investing at least 80% of its total assets in the securities of Energy Infrastructure Companies. The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value —  The Company determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange (including a foreign exchange) other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of foreign securities traded outside of the Americas may be adjusted to reflect events occurring after a foreign exchange closes that may affect the value of the foreign security. In such cases, these foreign securities are valued by an independent pricing service and are categorized as a Level 2 security for purposes of the fair value hierarchy. See Note 3 — Fair Value.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the bid price provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the bid price provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company may hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At February 28, 2021, the Company held 11.6% of its net assets applicable to common stockholders (8.3% of total assets) in securities that were fair valued pursuant to procedures adopted by the Board of Directors (Level 3 securities). The aggregate fair value of these securities at February 28, 2021 was $114,143. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

F. Return of Capital Estimates — Dividends and distributions received from the Company’s investments generally are comprised of income and return of capital. At the time such dividends and

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

distributions are received, the Company estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Company estimates the return of capital portion of dividends and distributions received from investments based on historical information available and other information provided by certain investments. Return of capital estimates are adjusted to actual in the subsequent fiscal year when final tax reporting information related to the Company’s investments is received.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Company exceed its cost basis (i.e. its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Company includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. Distributions received that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s investments are limited to the total amount of the cash distributions received from such investments.

The following table sets forth the Company’s estimated return of capital portion of the dividends and distributions received from its investments that were not treated as distributions in excess of cost basis.

For the Three Months Ended February 28, 2021
Dividends and distributions (before foreign taxes withheld of $226 and excluding distributions in excess of cost basis)	$23,507
Dividends and distributions — % return of capital	75%

Return of capital — attributable to net realized gains (losses)	$375
Return of capital — attributable to net change in unrealized gains (losses)	17,244

Total return of capital	$17,619

G. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with paid-in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Debt securities that the Company may hold will typically be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments, if any, can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the three months ended February 28, 2021, the Company did not receive any paid-in-kind dividends or non-cash distributions.

H. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes, payments made to the holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) is determined after the end of the fiscal year based on the Company’s actual earnings and profits and may differ substantially from preliminary estimates.

I. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

J. Taxes — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income or loss in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s holdings), the duration of statutory carryforward periods and the associated risk that certain loss carryforwards may expire unused.

The Company may rely to some extent on information provided by portfolio investments, which may not necessarily be timely, to estimate taxable income allocable to the units/shares of such companies held in the portfolio and to estimate the associated current and/or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability. See Note 6 — Income Taxes.

The Company may be subject to withholding taxes on foreign-sourced income and accrues such taxes when the related income is earned.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2015 remain open and subject to examination by the federal and state tax authorities.

K. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

L. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

M. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

N. Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (credit facility, term loan or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

The Company has classified the costs incurred to issue its Notes and MRP Shares as a deduction from the carrying value of the Notes and MRP Shares on the Statement of Assets and Liabilities. For the purpose of calculating the Company’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of debt or preferred stock.

O. LIBOR Transition — The U.K. Financial Conduct Authority (“FCA”) has announced that certain London Interbank Offered Rate (“LIBOR”) tenors in certain currencies will cease to be provided at the end of 2021 with all remaining tenors ceasing in June 2023. Alternatives to LIBOR have been established, or are in development, in most major currencies including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. Uncertainty exists related to the liquidity impact of the

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

change in rates, and how to appropriately adjust these rates at the time of transition. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Company or its investments.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets and liabilities measured at fair value on a recurring basis at February 28, 2021, and the Company presents these assets and liabilities by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$1,314,377	$1,153,746	$46,488	$114,143
Liabilities at Fair Value
Call option contracts written	$157	$—	$157	$—

As of February 28, 2021, the Company had Notes outstanding with aggregate principal amount of $173,260 and 5,080,208 of MRP Shares outstanding with a total liquidation value of $127,005. See Note 11 — Notes and Note 12 — Preferred Stock.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

All of the Notes and MRP Shares were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the Notes ($173,260 aggregate principal amount) and all of the MRP Shares ($127,005 aggregate liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Company records these Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of February 28, 2021, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes (Series BB, CC, EE through GG, JJ, KK, MM through OO)	$173,260	$182,400
MRP Shares (Series P, Q, R and S)	$127,005	$129,900

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three months ended February 28, 2021.

Equity Investments
Balance — November 30, 2020	$111,598
Purchases	—
Sales	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Change in unrealized gains (losses), net	2,545

Balance — February 28, 2021	$114,143

Net change in unrealized gain (loss) of investments still held at February 28, 2021	$2,545

The $2,545 increase in unrealized gains (net) relates to investments that were held during the period. The Company includes these unrealized gains and losses on the Statement of Operations – Net Change in Unrealized Gains (Losses).

Valuation	Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company owns cumulative convertible preferred units of Enterprise Products Partners L.P. (“EPD”). The convertible preferred units will be convertible by the holders into common units at any time after September 29, 2025 at a conversion rate calculated as the Liquidation Preference divided by 92.5% of the 5-day volume weighted average price of EPD’s common units at the time of conversion. The convertible preferred units are redeemable at any time by EPD, at Redemption Prices ranging from 100% to 110% of Liquidation Preference based on the date of redemption. The convertible preferred units are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value these convertible preferred units using a discounted cash flow analysis. To determine the appropriate

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

discount rate for this analysis, the Company estimates the credit spread for the convertible preferred units, which is based on (a) the long bond spread, which is based the average spread of EPD’s 25+ year maturity bonds to the US treasury rate, (b) the hybrid spread, which is based on the spread of EPD’s publicly traded hybrid notes over EPD’s bonds with a maturity greater than 25 years, and (c) the subordination spread, which is based on the average spread of preferred securities of similar investment grade issuers in the energy industry over their publicly traded hybrid notes. The discounted cash flow analysis assumes the convertible preferred securities will be redeemed on September 30, 2025, and the Company’s ability to sell the preferred units during such time period is subject to certain restrictions. As such, the Company applies a 5% illiquidity discount to be amortized over the assumed 5-year hold period.

The Company owns convertible preferred units of Equitrans Midstream Corporation (“ETRN”) and MPLX LP (“MPLX”). The convertible preferred units are, in the case of MPLX, and will be, in the case of ETRN, convertible on a one-for-one basis into common units at our option and are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value these convertible preferred units using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for the convertible preferred units, which is based on (a) the credit spread of the partnership’s unsecured notes, and (b) the credit spreads of similar publicly traded preferred securities over bonds with similar maturities, and (ii) the expected volatility for the underlying common units, which is based on historical volatility. For these securities, if the resulting price for the convertible preferred units is less than the public market price for the underlying common units at such time, the public market price for the common units will be used to value the convertible preferred units.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of February 28, 2021:

Quantitative Table for Valuation Techniques

				Range		Weighted Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High

EPD Convertible Preferred Units	$12,971	- Discounted cash flow analysis	- Long bond spread - Hybrid spread - Subordination - Illiquidity discount	1.7% 0.8% 0.4% 4.6%	1.8% 1.2% 0.6% 4.6%	1.8% 1.0% 0.5% 4.6%

ETRN and MPLX Convertible Preferred Units	101,172	- Convertible pricing model	- Credit spread - Volatility	4.3% 30.0%	8.4% 50.0%	5.3% 37.1%

Total	$114,143

4.	Risk Considerations

The Company’s investments are concentrated in the energy sector. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political,

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

legislative or regulatory developments or environmental, catastrophic or other events could have a larger impact on the Company than on an investment company that does not concentrate in the energy sector. The performance of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The Company also invests in securities of foreign issuers, predominantly those located in Canada and, to a lesser extent, Europe. The value of those investments will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Company invests. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At February 28, 2021, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of energy companies	100.0%
Equity securities	100.0%
Energy Infrastructure Companies	100.0%
Largest single issuer	12.2%
Restricted securities	9.7%

The stock market has been subject to significant volatility over the last 15 months, which has increased the risks associated with an investment in the Company. In particular, the financial markets have been impacted by the outbreak of an infectious respiratory illness known as COVID-19. This coronavirus has resulted in international border closings, enhanced health screenings, expanded healthcare services and expenses, quarantines and other restrictions on business and personal activities, cancellations, disruptions to supply chains and consumer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways.

Of particular relevance to an investment in the Company, volatility in the energy markets, including decreases in demand for (and prices of) energy-related commodities as a result of the impact of COVID-19 on global economic activity, has significantly affected the performance of the energy sector, as well as the performance of the midstream energy companies in which the Company invests. In addition, volatility in the energy markets may affect the ability of midstream energy companies to finance capital expenditures, manage liquidity needs, refinance debt maturities and to maintain distributions to investors due to a lack of access to capital. The future impact of COVID-19 is currently unknown and it may exacerbate other risks that apply to the Company, including political, social and economic risks. Any such impact could adversely affect the Company’s performance and the performance of the securities in which the Company invests and may lead to losses on your investment in the Company. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

5.	Agreements and Affiliations

A. Administration Agreement — On August 1, 2018, the Company entered into an amended administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the agreement, Ultimus will continue to provide certain administrative and accounting services for the Company. The agreement has an initial term of three years and automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company.

On August 6, 2018, KYN completed its merger with Kayne Anderson Energy Development Company (“KED”). Pursuant to the terms of the merger agreement approved by stockholders of KED, KYN acquired all of the net assets of KED in exchange for an equal net asset value of newly issued KYN common stock. The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code. Upon completion of its merger with KED, the Company and KAFA entered into an amended fee waiver agreement (the “Fee Waiver Agreement”). The Fee Waiver Agreement provides for a management fee of 1.375% on average total assets up to $4,000,000; 1.25% on average total assets between $4,000,000 and $6,000,000; 1.125% on average total assets between $6,000,000 and $8,000,000; and 1.0% on average total assets over $8,000,000. These tiered fee waivers will result in a reduction to the effective management fee rate payable to KAFA as the Company’s assets under management increase. Any amount waived by KAFA pursuant to the Fee Waiver Agreement may not be recouped. The Fee Waiver Agreement has a current term through April 30, 2022. KAFA has further agreed to waive an amount of management fees (calculated based on the Company’s and KED’s assets under management at the closing of the merger) such that the management fees payable to KAFA with respect to the Company after completion of the merger between the Company and KED would not be greater than the aggregate management fees that would have been payable if the Company and KED had remained standalone companies. This waiver was calculated as $212 per year based on the Company’s and KED’s assets under management at the closing of the merger and extends until three years after the date of the merger, or through August 6, 2021. These waived fees may not be recouped by KAFA. The investment management agreement has a current term through April 30, 2022 and may be renewed annually thereafter upon approval of KAFA and the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). For the three months ended February 28, 2021, the Company paid management fees at an annual rate of 1.358% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Kevin S. McCarthy is a Vice Chairman of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. McCarthy also serves as a director of PAA GP Holdings LLC, which is the general partner of Plains GP Holdings L.P. (“PAGP”). Members of senior management of KACALP and

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

KAFA and various affiliated funds managed by KACALP own PAGP shares, Plains All American Pipeline, L.P. (“PAA”) units and interests in Plains AAP, L.P. (“PAGP-AAP”). The Company believes that it is an affiliate of PAA, PAGP and PAGP-AAP under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in PAA, PAGP and PAGP-AAP and (ii) Mr. McCarthy’s participation on the board of PAA GP Holdings LLC.

The following table summarizes the Company’s investments in affiliates as of and for the three months ended February 28, 2021:

Investment(1)	No. of Shares/Units(2) (in 000’s)	Value	Dividends/ Distributions Received	Net Realized Gains (Losses)	Net Change in Unrealized Gains (Losses)
PAA	5,995	$50,598	$1,079	$356	$3,662
PAGP-AAP	1,622	13,984	292	—	1,372

Total		$64,582	$1,371	$356	$5,034

(1)	See Schedule of Investments for investment classifications.

(2)	During the three months ended February 28, 2021, there were no purchases or sales of PAA or PAGP-AAP.

6.	Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital losses, if any.

As of February 28, 2021, the components of the Company’s current and deferred tax assets and liabilities are as follows:

Current income tax receivable, net	$65,945

Deferred tax assets:
Capital loss carryforward — State	$7,221
Capital loss carryforward — Federal	78,567
Net operating loss carryforward — State	272
Net operating loss carryforward — Federal	2,958
Deferred interest expense limitation	524
Foreign tax credit carryforward	226

Deferred tax liabilities:

Net unrealized gains on investment securities	(90,343)

Total deferred income tax liability, net	$(575)

During the three months ended February 28, 2021, the Company received $983 of tax refunds (net of $2 of state tax payments).

As of February 28, 2021, the Company had a net current income tax receivable of $65,945 which was comprised of a net state tax receivable of $3,882 and a net federal tax receivable of $62,063.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

As of February 28, 2021, the Company had capital loss carryforwards of $374,129 (state and federal deferred tax asset of $7,221 and $78,567, respectively). Realization of capital loss carryforwards is dependent on generating sufficient capital gains prior to their expiration. The majority of these capital loss carryforwards will expire if not used by fiscal 2025.

As of February 28, 2021, the Company had federal and state net operating loss carryforwards of $14,087 (state and federal deferred tax asset of $272 and $2,958, respectively). Realization of the deferred tax assets and net operating loss carryforwards are dependent on generating sufficient taxable income. The federal net operating losses do not expire and the state net operating losses begin to expire in November 30, 2029.

The Company periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized.

Based on the Company’s assessment at February 28, 2021, it has determined that it is more likely than not that its deferred tax assets would be realized through future taxable income of the appropriate character. Accordingly, there is no valuation allowance related to the Company’s deferred tax assets.

The Company will continue to review and assess the need for a valuation allowance in the future. Significant variability in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets. If a further valuation allowance is required to reduce any deferred tax asset in the future, or if a change in a valuation allowance is necessary, it could have a material impact on the Company’s net asset value and results of operations in the period of adjustment.

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was enacted in response to the COVID-19 pandemic. The CARES Act, among other things, contains several corporate income tax provisions, including, but not limited to, providing a 5-year carryback of net operating loss (“NOL”) tax carryforwards generated in tax years beginning after December 31, 2017, and before January 1, 2021, temporarily removing the 80% taxable income limitation on NOL utilization for tax years beginning before January 1, 2021, temporarily increasing the allowable interest expense deductions under Section 163(j) of the Tax Cuts and Jobs Act of 2017, and making corporate alternative minimum tax credits immediately refundable. The Company is evaluating all provisions of the CARES Act and their potential impact to the Company.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 21% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

For the Three Months Ended February 28, 2021
Computed federal income tax expense at 21%	$28,363
State income tax expense, net of federal tax	2,607
Foreign tax credit	(226)
Non-deductible distributions on MRP Shares, dividend received deduction and other, net	170
Decrease in valuation allowance — State	(2,553)
Decrease in valuation allowance — Federal	(27,792)

Total income tax expense	$569

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the three months ended February 28, 2021, the Company reduced its tax cost basis by approximately $34,036 due to its 2020 net allocated losses from its MLP investments.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

At February 28, 2021, the cost basis of investments for federal income tax purposes was $920,301, and the premiums received on outstanding option contracts written were $261. The cost basis for federal income tax purposes is $666,753 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At February 28, 2021, gross unrealized appreciation and depreciation of investments and options, if any, for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$459,479
Gross unrealized depreciation of investments (including options, if any)	(65,299)

Net unrealized appreciation of investments	$394,180

Distributions in the amount of $13,260 paid to holders of MRP Shares for the fiscal year ended November 30, 2020 were characterized as distributions (return of capital). Distributions in the amount of $98,589 paid to common stockholders for the fiscal year ended November 30, 2020 were characterized as distributions (return of capital). These characterizations are based on the Company’s earnings and profits.

7.	Restricted Securities

From time to time, the Company’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At February 28, 2021, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments

Plains GP Holdings, L.P.—
Plains AAP, L.P.(1)	(2)	(3)	1,622	$2,610	$13,984	$8.62	1.4%	1.0%
Level 3 Investments(4)

Enterprise Products Partners L.P.
Convertible Preferred Units	9/30/20	(5)	13	$15,784	$12,971	$1,037.67	1.3%	0.9%

Equitrans Midstream Corporation
Convertible Preferred Units	6/17/20	(5)	1,188	24,452	21,579	18.17	2.2	1.6

MPLX LP
Convertible Preferred Units	5/13/16	(5)	2,255	72,217	79,593	35.29	8.1	5.8

Total				$112,453	$114,143		11.6%	8.3%

Total of all restricted securities				$115,063	$128,127		13.0%	9.3%

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

(1)

The Company values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American Pipeline, L.P. (“PAA”). As of February 28, 2021, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 3 — Fair Value.

(2)	Security was acquired at various dates in current and/or prior fiscal years.

(3)

The Company’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Company’s option. Upon exchange, the PAGP shares or the PAA units will be freely tradable.

(4)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)	Unregistered or restricted security of a publicly-traded company.

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

Option Contracts — Based on the notional amount, the Company has written a monthly average of $3,679 of call options during the three months ended February 28, 2021.

Interest Rate Swap Contracts — As of February 28, 2021, the Company did not have any interest rate swap contracts outstanding.

The following table sets forth the fair value of the Company’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of February 28, 2021
Call options written	Call option contracts written	$157

The following table sets forth the effect of the Company’s derivative instruments on the Statement of Operations:

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Three Months Ended February 28, 2021
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$—	$104

9.	Investment Transactions

For the three months ended February 28, 2021, the Company purchased and sold securities in the amounts of $97,818 and $86,873 (excluding short-term investments).

10.	Credit Facility and Term Loan

As of February 28, 2021, the Company had a $170,000 unsecured revolving credit facility (the “Credit Facility”) that matures on February 25, 2022. The interest rate on outstanding borrowings under

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 2.15%, depending on the Company’s asset coverage ratios. The Company pays a fee of 0.20% per annum on any unused amounts of the Credit Facility.

For the three months ended February 28, 2021, the average amount of borrowings outstanding under the Credit Facility was $101,778 with a weighted average interest rate of 1.45%. As of February 28, 2021, the Company had $90,000 outstanding under the Credit Facility at a weighted average interest rate of 1.43%.

As of February 28, 2021, the Company was in compliance with all financial and operational covenants required by the Credit Facility. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

11.	Notes

At February 28, 2021, the Company had $173,260 aggregate principal amount of Notes outstanding.

The table below sets forth a summary of redemptions and the key terms of each series of Notes outstanding at February 28, 2021.

Series	Principal Outstanding February 28, 2021	Unamortized Issuance Costs	Estimated Fair Value February 28, 2021	Fixed Interest Rate	Maturity
BB	$5,300	$ 4	$5,400	3.77%	5/3/21
CC	11,575	28	12,000	3.95%	5/3/22
EE	11,797	8	11,900	3.20%	4/16/21
FF	16,571	52	17,400	3.57%	4/16/23
GG	21,419	91	23,100	3.67%	4/16/25
JJ	16,477	24	16,700	3.46%	7/30/21
KK	32,247	138	35,000	3.93%	7/30/24
MM	27,322	83	28,400	3.26%	10/29/22
NN	15,774	60	16,700	3.37%	10/29/23
OO	14,778	65	15,800	3.46%	10/29/24

	$173,260	$553	$182,400

Holders of the fixed rate Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. As of February 28, 2021, the weighted average interest rate on the outstanding Notes was 3.57%.

As of February 28, 2021, each series of Notes was rated “AAA” by Kroll Bond Rating Agency (“KBRA”). In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Notes and is prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Notes, the Company may not declare dividends or make other distributions on shares of its

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At February 28, 2021, the Company was in compliance with all covenants under the Notes agreements.

12.	Preferred Stock

At February 28, 2021, the Company had 5,080,208 shares of MRP Shares outstanding, with a total liquidation value of $127,005 ($25.00 per share). The table below sets forth a summary of the redemptions and key terms of each series of MRP Shares outstanding at February 28, 2021.

Series	Liquidation Value November 30, 2020	Liquidation Value Redeemed	Liquidation Value February 28, 2021	Unamortized Issuance Costs	Estimated Fair Value February 28, 2021	Rate	Mandatory Redemption Date

O	$9,628	$(9,628)	$—	$—	$—	4.06%	7/30/21
P	10,067	—	10,067	47	10,400	3.86%	10/29/22
Q	25,335	—	25,335	88	25,600	3.36%	11/09/21
R	41,828	—	41,828	519	43,100	3.38%	2/11/27
S	49,775	—	49,775	829	50,800	3.60%	2/11/30

	$136,633	$(9,628)	$127,005	$1,483	$129,900

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

As of February 28, 2021, each series of MRP Shares was rated “A+” by KBRA.

The dividend rate on the Company’s MRP Shares will increase if the credit rating is downgraded below “A” (as determined by the lowest credit rating assigned). Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make a dividend or certain other payments.

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225%.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At February 28, 2021, the Company was in compliance with the asset coverage requirement of its MRP Shares.

13.	Common Stock

At February 28, 2021, the Company had 194,919,792 shares of common stock authorized and 126,447,554 shares outstanding. As of February 28, 2021, KAFA owned 86 shares of the Company.

During the three months ended February 28, 2021, there were no common stock transactions.

14.	Subsequent Events

On March 9, 2021, the Company declared a quarterly distribution of $0.15 per common share for the first quarter. The total distribution of $18,967 was paid March 31, 2021. Of this total, pursuant to the Company’s dividend reinvestment plan, $1,706 was reinvested into the Company through open market purchases of common stock.

On March 17, 2021, the Company redeemed all $11,797 of its Series EE Notes at par value (originally scheduled to mature on April 16, 2021). On April 5, 2021, the Company redeemed all $5,300 of its Series BB Notes at par value (originally scheduled to mature on May 3, 2021).

On April 27, 2021, the Company reached a conditional agreement with institutional investors for the private placement of $70,000 of Notes. This private placement is scheduled to close on or about May 11, 2021.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

GLOSSARY OF KEY TERMS

(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment policies and as described in this report. These definitions may not correspond to standard sector definitions.

“Energy Infrastructure Companies” consists of (a) Midstream Energy Companies, (b) Renewable Infrastructure Companies and (c) Utility Companies.

“Master Limited Partnerships” or “MLPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or water produced in conjunction with such activities.

“Midstream Energy Companies” means companies that primarily own and operate Midstream Assets. Such companies may be structured as Master Limited Partnerships or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or providing services for the operation of such assets or (ii) have Midstream Assets that represent the majority of their assets.

“Renewable Infrastructure Assets” means assets used in the generation, production, distribution, transportation, transmission, storage and marketing of energy including, but not limited to, electricity or steam from renewable sources such as solar, wind, flowing water (hydroelectric power), geothermal, biomass and hydrogen.

“Renewable Infrastructure Companies” means companies that own and/or operate Renewable Infrastructure Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Renewable Infrastructure Assets or providing services for the operation of such assets or (ii) have Renewable Infrastructure Assets that represent the majority of their assets.

“Utility Assets” means assets, other than Renewable Infrastructure Assets, that are used in the generation, production, distribution, transportation, transmission, storage and marketing of energy, including, but not limited to, electricity, natural gas and steam.

“Utility Companies” means companies that own and/or operate Utility Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Utility Assets or providing services for the operation of such assets or (ii) have Utility Assets that represent the majority of their assets.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

ADDITIONAL INFORMATION

(UNAUDITED)

REPURCHASE DISCLOSURE

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

James C. Baker	Chairman of the Board of Directors, President and Chief Executive Officer

William H. Shea, Jr.	Lead Independent Director

William R. Cordes	Director

Anne K. Costin	Director

Michael J. Levitt	Director

Barry R. Pearl	Director

Albert L. Richey	Director

Terry A. Hart	Chief Financial Officer, Treasurer and Assistant Secretary

Jarvis V. Hollingsworth	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Senior Vice President

A. Colby Parker	Vice President and Assistant Treasurer

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 383 Madison Avenue, Fourth Floor New York, NY 10179	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.